UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

ANNUAL REPORT October 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co., sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, BNY Mellon Worldwide Growth Fund, Inc.’s (the “fund”) Class A shares produced a total return of −19.00%, Class C shares returned −19.62%, Class I shares returned −18.81% and Class Y shares returned −18.74%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a −18.48% total return.2

Global equities declined during the reporting period in response to rising inflation, tightening monetary policy and concerns about slowing economic growth. The fund underperformed its benchmark, hindered primarily by stock selections in some sectors and by certain sector allocations.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund will normally invest at least 25% of its assets in foreign companies and at least 25% of its assets in U.S. companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payments, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate that helps to reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Markets Hindered by Inflation, Tightening Monetary Policy and Concerns about Growth

The reporting period was defined by a significant shift from positive to negative investor sentiment, driven by concerns over high inflation, monetary policy normalization and the Russia-Ukraine conflict. Inflation continued to rise around the world, worrying consumers and investors alike. In response to persistently high inflation, the Federal Reserve (“Fed”) shifted its policy from helping economic recovery to taming rising inflation by raising interest rates and reducing its balance sheet. Higher rates are intended to help tame inflation as consumers and businesses cut back on consumption and investments due to higher borrowing costs.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers. In contrast to monetary normalization and reopening trends worldwide, China continued to implement more accommodative monetary policies to address lackluster economic growth stemming from a weak macroeconomic environment and strict COVID-19 lockdown policies.

Political leadership in the world’s leading economies also dominated headlines and drove market sentiment. In the UK, Rishi Sunak calmed capital markets after taking over as the new prime minister after a short stint by Liz Truss, who assumed the position from Boris Johnson. In Italy, Giorgia Meloni took the helm of prime minister, while the country continued to struggle economically. In China, Xi Jinping secured an unprecedented third term as president, rattling markets as his Zero-COVID-19 policies and technology sector crackdowns could go unchecked, given his consolidation of power.

As the markets adjust to an era of monetary tightening, the outlook for economic growth has been dampened by the intertwining issues of inflation, supply-chain constraints and a potential global recession. In the MSCI World Index, the energy sector was a standout and gained over 40% during the period, driven by high energy prices. Several other sectors were challenged, with the communication services, consumer discretionary and information technology sectors performing the worst.

Certain Stock Selections and Sector Allocations Hindered Fund Performance

The fund lagged the MSCI World Index in the period, driven by unfavorable stock selection and allocation effects. The fund’s allocation and stock selection within the communication services sector were leading detractors. Positions in the financials sector also hindered relative performance. In the health care sector, the combination of stock selection and an underweight allocation resulted in an overall negative contribution for the period. The top detractors from relative performance include Meta Platforms Inc., Microsoft Corp., Alphabet Inc., L’Oréal SA and Amazon.com Inc.

On a more positive note, in the information technology sector, the fund benefited from favorable selections as its holdings outpaced peers. In the energy sector, the fund was a beneficiary of both positive stock selection and an overweight allocation to the best-performing sector in the Index. In the consumer discretionary sector, the fund benefited from a positive selection effect as its holdings outpaced the benchmark. The top contributors to relative performance included Chevron Corp., Hess Corp., McDonald’s Corp., PepsiCo Inc. and UnitedHealth Group Inc.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Focus on Quality

We expect markets to be turbulent as we endure a longer period of monetary policy tightening, which can result in strains on the economy. As the fund has done in its long history, it remains focused on companies with solid pricing power, high margins and secure balance sheets. We believe the earnings and cash flow streams of these companies should remain resilient. In the current environment, capital allocation and operational excellence remain paramount, as missteps are being punished quickly.

Although we do not see reasons to be overly aggressive while the Fed is hiking rates, we are beginning to see more attractive valuations in companies that we believe may have unique competitive positioning and advantages. It is easy to be pessimistic, but we are reminded that we have been through many difficult periods through seven decades of market history. In addition, it is important to remember that lower valuations and share prices tend to, typically, improve the opportunity for future returns. We remain dedicated to identifying the best businesses and management teams at attractive prices.

November 15, 2022

1 Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future.

Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2022

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/15/93	-23.66%	7.87%	9.03%
without sales charge	7/15/93	-19.00%	9.16%	9.68%
Class C shares
with applicable redemption charge †	6/21/95	-20.36%	8.35%	8.86%
without redemption	6/21/95	-19.62%	8.35%	8.86%
Class I shares	3/4/96	-18.81%	9.43%	9.96%
Class Y shares	7/1/13	-18.74%	9.52%	10.11%	††
MSCI World Index		-18.48%	6.37%	8.94%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.53	$9.19	$4.46	$3.93
Ending value (after expenses)	$922.90	$919.30	$923.60	$924.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.80	$9.65	$4.69	$4.13
Ending value (after expenses)	$1,019.46	$1,015.63	$1,020.57	$1,021.12
†

Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.90% for Class C, .92% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.0%
Banks - 1.9%
JPMorgan Chase & Co.	126,690		15,947,737
Capital Goods - 1.5%
Assa Abloy AB, Cl. B	602,600		12,158,833
Consumer Durables & Apparel - 5.3%
Hermes International	7,226		9,358,404
LVMH SE	54,765		34,549,927
			43,908,331
Consumer Services - 3.7%
Marriott International Inc., Cl. A	71,050		11,375,815
McDonald's Corp.	71,125		19,392,942
			30,768,757
Diversified Financials - 5.2%
BlackRock Inc.	30,490		19,693,796
London Stock Exchange Group PLC	105,325		9,132,526
S&P Global Inc.	45,897		14,744,411
			43,570,733
Energy - 9.5%
Chevron Corp.	236,500		42,782,850
Hess Corp.	262,000		36,962,960
			79,745,810
Food, Beverage & Tobacco - 10.6%
Altria Group Inc.	167,325		7,742,128
Diageo PLC, ADR	65,620	[a]	10,956,571
Nestle SA, ADR	189,915		20,645,660
PepsiCo Inc.	85,470		15,519,643
Philip Morris International Inc.	180,155		16,547,237
The Coca-Cola Company	289,325		17,316,101
			88,727,340
Health Care Equipment & Services - 5.9%
Abbott Laboratories	163,485		16,175,206
EssilorLuxottica SA	77,500		12,276,046
Intuitive Surgical Inc.	44,560	[b]	10,982,703
UnitedHealth Group Inc.	18,150		10,075,973
			49,509,928
Household & Personal Products - 5.2%
L'Oreal SA, ADR	511,350	[a]	32,082,099
The Estee Lauder Companies, Cl. A	27,450		5,503,451
The Procter & Gamble Company	45,750		6,161,153
			43,746,703
Insurance - .6%
AIA Group Ltd.	706,275		5,333,576

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 2.9%
Air Liquide SA, ADR		419,499		10,965,704
Air Products & Chemicals Inc.		51,650		12,933,160
				23,898,864
Media & Entertainment - 7.9%
Alphabet Inc., Cl. C		305,400	[b]	28,909,164
Comcast Corp., Cl. A		313,195		9,940,809
Meta Platforms Inc., Cl. A		97,215	[b]	9,056,549
Nintendo Co.		237,750		9,688,276
Tencent Holdings Ltd.		131,975		3,462,993
The Walt Disney Company		49,586	[b]	5,282,892
				66,340,683
Pharmaceuticals Biotechnology & Life Sciences - 6.3%
Johnson & Johnson		50,625		8,807,231
Novo Nordisk A/S, ADR		247,345		26,921,030
Roche Holding AG, ADR		402,695		16,647,411
				52,375,672
Retailing - 2.5%
Amazon.com Inc.		204,600	[b]	20,959,224
Semiconductors & Semiconductor Equipment - 5.6%
ASML Holding NV		40,750		19,251,115
Texas Instruments Inc.		170,600		27,403,478
				46,654,593
Software & Services - 13.9%
Adobe Inc.		17,475	[b]	5,565,788
Intuit Inc.		17,175		7,342,313
Mastercard Inc., Cl. A		28,000		9,189,040
Microsoft Corp.		277,135		64,331,348
Visa Inc., Cl. A		145,850	[a]	30,214,286
				116,642,775
Technology Hardware & Equipment - 6.3%
Apple Inc.		344,380		52,807,229
Transportation - 4.2%
Canadian Pacific Railway Ltd.		324,630		24,181,689
Union Pacific Corp.		54,065		10,658,374
				34,840,063
Total Common Stocks (cost $342,114,815)				827,936,851
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,625,547)	3.23	5,625,547	[c]	5,625,547

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $32,250)	3.23	32,250	[c]	32,250
Total Investments (cost $347,772,612)		99.7%		833,594,648
Cash and Receivables (Net)		.3%		2,513,884
Net Assets		100.0%		836,108,532

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $37,250,586 and the value of the collateral was $38,430,759, consisting of cash collateral of $32,250 and U.S. Government & Agency securities valued at $38,398,509. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.9
Consumer Staples	15.8
Health Care	12.2
Consumer Discretionary	11.4
Energy	9.5
Communication Services	7.9
Financials	7.8
Industrials	5.6
Materials	2.9
Investment Companies	.7
99.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	4,785,153	142,604,335	(141,763,941)	5,625,547	87,696
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	146,292,288	(146,260,038)	32,250	69,452	††
Total - .7%	4,785,153	288,896,623	(288,023,979)	5,657,797	157,148

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,250,586)—Note 1(c):
Unaffiliated issuers	342,114,815	827,936,851
Affiliated issuers	5,657,797	5,657,797
Cash		39,909
Receivable for investment securities sold		4,529,970
Receivable for shares of Common Stock subscribed		1,367,037
Tax reclaim receivable—Note 1(b)		705,698
Dividends and securities lending income receivable		482,936
Prepaid expenses		81,419
		840,801,617
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		676,552
Payable for investment securities purchased		3,436,072
Payable for shares of Common Stock redeemed		309,097
Liability for securities on loan—Note 1(c)		32,250
Directors’ fees and expenses payable		20,289
Other accrued expenses		218,825
		4,693,085
Net Assets ($)		836,108,532
Composition of Net Assets ($):
Paid-in capital		290,552,474
Total distributable earnings (loss)		545,556,058
Net Assets ($)		836,108,532

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	539,125,979	14,903,856	252,427,124	29,651,573
Shares Outstanding	9,268,894	310,463	4,300,152	505,551
Net Asset Value Per Share ($)	58.17	48.01	58.70	58.65

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $550,659 foreign taxes withheld at source):
Unaffiliated issuers	13,371,169
Affiliated issuers	87,696
Income from securities lending—Note 1(c)	69,452
Total Income	13,528,317
Expenses:
Management fee—Note 3(a)	6,888,612
Shareholder servicing costs—Note 3(c)	2,356,365
Registration fees	114,340
Directors’ fees and expenses—Note 3(d)	109,931
Professional fees	109,071
Distribution fees—Note 3(b)	104,235
Custodian fees—Note 3(c)	46,320
Prospectus and shareholders’ reports	45,152
Chief Compliance Officer fees—Note 3(c)	17,405
Loan commitment fees—Note 2	3,982
Miscellaneous	32,660
Total Expenses	9,828,073
Less—reduction in fees due to earnings credits—Note 3(c)	(4,413)
Net Expenses	9,823,660
Net Investment Income	3,704,657
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	58,649,424
Net realized gain (loss) on forward foreign currency exchange contracts	(630)
Net Realized Gain (Loss)	58,648,794
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(256,319,011)
Net Realized and Unrealized Gain (Loss) on Investments	(197,670,217)
Net (Decrease) in Net Assets Resulting from Operations	(193,965,560)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	3,704,657	2,469,495
Net realized gain (loss) on investments	58,648,794	77,891,870
Net change in unrealized appreciation (depreciation) on investments	(256,319,011)	216,341,554
Net Increase (Decrease) in Net Assets Resulting from Operations	(193,965,560)	296,702,919
Distributions ($):
Distributions to shareholders:
Class A	(55,918,388)	(24,233,126)
Class C	(1,393,651)	(887,321)
Class I	(20,192,411)	(8,513,953)
Class Y	(3,047,814)	(1,322,569)
Total Distributions	(80,552,264)	(34,956,969)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,372,028	34,145,686
Class C	6,366,832	2,034,756
Class I	137,860,388	61,911,090
Class Y	26,999,821	11,501,438
Distributions reinvested:
Class A	48,761,642	21,095,790
Class C	1,331,456	851,272
Class I	18,497,344	7,616,685
Class Y	2,862,448	1,242,149
Cost of shares redeemed:
Class A	(82,948,482)	(72,887,717)
Class C	(4,617,154)	(11,000,617)
Class I	(89,387,814)	(54,892,021)
Class Y	(27,813,532)	(12,526,491)
Increase (Decrease) in Net Assets from Capital Stock Transactions	72,284,977	(10,907,980)
Total Increase (Decrease) in Net Assets	(202,232,847)	250,837,970
Net Assets ($):
Beginning of Period	1,038,341,379	787,503,409
End of Period	836,108,532	1,038,341,379

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	523,586	498,929
Shares issued for distributions reinvested	665,081	331,388
Shares redeemed	(1,256,150)	(1,052,690)
Net Increase (Decrease) in Shares Outstanding	(67,483)	(222,373)
Class Ca,b
Shares sold	123,142	34,099
Shares issued for distributions reinvested	21,815	15,912
Shares redeemed	(84,197)	(192,754)
Net Increase (Decrease) in Shares Outstanding	60,760	(142,743)
Class Ib
Shares sold	2,173,872	877,088
Shares issued for distributions reinvested	250,990	118,384
Shares redeemed	(1,418,596)	(783,474)
Net Increase (Decrease) in Shares Outstanding	1,006,266	211,998
Class Y
Shares sold	399,578	164,969
Shares issued for distributions reinvested	38,886	19,310
Shares redeemed	(425,710)	(177,613)
Net Increase (Decrease) in Shares Outstanding	12,754	6,666

[a]

During the period ended October 31, 2022, 2,486 Class C shares representing $145,831 were automatically converted to 2,072 Class A shares and during the period ended October 31, 2021, 9,258 Class C shares representing $526,752 were automatically converted to 7,822 Class A shares.

[b]

During the period ended October 31, 2022, 6,969 Class A shares representing $419,826 were exchanged for 6,908 Class I shares. During the period ended October 31, 2021, 1,219 Class A shares representing $89,064 were exchanged for 1,210 Class I shares and 805 Class C shares representing $48,195 were exchanged for 674 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	77.71	58.39	54.01	52.03	58.28
Investment Operations:
Net investment income[a]	.22	.14	.33	.47	.62
Net realized and unrealized gain (loss) on investments	(13.76)	21.73	8.01	7.48	.28
Total from Investment Operations	(13.54)	21.87	8.34	7.95	.90
Distributions:
Dividends from net investment income	(.16)	(.24)	(.33)	(.50)	(.63)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(6.00)	(2.55)	(3.96)	(5.97)	(7.15)
Net asset value, end of period	58.17	77.71	58.39	54.01	52.03
Total Return (%)[b]	(19.00)	38.45	16.24	17.44	1.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.14	1.14	1.14	1.17
Ratio of net expenses to average net assets	1.13	1.14	1.14	1.14	1.17
Ratio of net investment income to average net assets	.34	.20	.61	.92	1.14
Portfolio Turnover Rate	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	539,126	725,502	558,157	511,019	406,634

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	65.47	49.71	46.59	45.68	51.91
Investment Operations:
Net investment income (loss)[a]	(.23)	(.32)	(.04)	.10	.17
Net realized and unrealized gain (loss) on investments	(11.37)	18.39	6.83	6.44	.30
Total from Investment Operations	(11.60)	18.07	6.79	6.54	.47
Distributions:
Dividends from net investment income	(.02)	-	(.04)	(.16)	(.18)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(5.86)	(2.31)	(3.67)	(5.63)	(6.70)
Net asset value, end of period	48.01	65.47	49.71	46.59	45.68
Total Return (%)[b]	(19.62)	37.40	15.36	16.58	.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.89	1.89	1.89	1.90
Ratio of net expenses to average net assets	1.90	1.89	1.89	1.89	1.90
Ratio of net investment income (loss) to average net assets	(.44)	(.55)	(.09)	.22	.35
Portfolio Turnover Rate	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	14,904	16,348	19,508	36,014	17,377

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	78.31	58.82	54.38	52.37	58.72
Investment Operations:
Net investment income[a]	.37	.32	.48	.60	.77
Net realized and unrealized gain (loss) on investments	(13.88)	21.89	8.06	7.53	.29
Total from Investment Operations	(13.51)	22.21	8.54	8.13	1.06
Distributions:
Dividends from net investment income	(.26)	(.41)	(.47)	(.65)	(.89)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(6.10)	(2.72)	(4.10)	(6.12)	(7.41)
Net asset value, end of period	58.70	78.31	58.82	54.38	52.37
Total Return (%)	(18.81)	38.80	16.55	17.71	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.88	.89	.89	.90
Ratio of net expenses to average net assets	.90	.88	.89	.89	.90
Ratio of net investment income to average net assets	.57	.45	.86	1.18	1.40
Portfolio Turnover Rate	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	252,427	257,944	181,276	152,806	126,814

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	78.22	58.76	54.33	52.33	58.71
Investment Operations:
Net investment income[a]	.45	.38	.52	.62	.82
Net realized and unrealized gain (loss) on investments	(13.88)	21.84	8.05	7.54	.29
Total from Investment Operations	(13.43)	22.22	8.57	8.16	1.11
Distributions:
Dividends from net investment income	(.30)	(.45)	(.51)	(.69)	(.97)
Dividends from net realized gain on investments	(5.84)	(2.31)	(3.63)	(5.47)	(6.52)
Total Distributions	(6.14)	(2.76)	(4.14)	(6.16)	(7.49)
Net asset value, end of period	58.65	78.22	58.76	54.33	52.33
Total Return (%)	(18.74)	38.87	16.63	17.80	1.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.81	.82
Ratio of net expenses to average net assets	.81	.80	.81	.81	.82
Ratio of net investment income to average net assets	.69	.54	.94	1.26	1.50
Portfolio Turnover Rate	10.38	7.06	4.92	4.06	4.52
Net Assets, end of period ($ x 1,000)	29,652	38,548	28,563	24,301	32,507

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital; current income is a secondary goal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Adviser of BNY Mellon serves as the fund’s investment adviser and Fayez Sarofim & Co. (the “Sub-Adviser” or “Sarofim & Co.”) serves as the sub-adviser to the fund. Due to a change in the ownership and organizational structure of Sarofim & Co. that occurred on May 28, 2022 (the “Effective Date”), the then-existing sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “Prior Sub-Advisory Agreement”) terminated in accordance with its terms and the Act.

To enable Sarofim & Co. to continue to provide sub-advisory services to the fund after the Effective Date, the fund’s Board of Directors (the “Board”) approved an interim sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “Interim Sub-Advisory Agreement”), which did not require shareholder approval, and a new sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “New Sub-Advisory Agreement”), which required approval by a majority of the fund’s outstanding voting securities before it could go into effect. As required under the Act, the Interim Sub-Advisory Agreement expired upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board called a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Sarofim & Co. could provide uninterrupted service as sub-adviser to the fund. At a Special Meeting of Shareholders held on October 4, 2022, votes were presented and counted but the fund did not receive enough votes to reach the required threshold to approve the New Sub-Advisory Agreement. While the percentage of shares voted was significantly in favor of the proposal, the shareholder meeting was further adjourned to October 24, 2022 to provide additional time for shareholders of the fund to vote. At a Special Meeting of Shareholders on October 24, 2022, shareholder approval was obtained for the New Sub-Advisory Agreement. See “Proxy Results (Unaudited)”.

NOTES TO FINANCIAL STATEMENTS (continued)

The sub-advisory fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	731,976,270	95,960,581	††	-	827,936,851
Investment Companies	5,657,797	-		-	5,657,797

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $9,469 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,007,703,

NOTES TO FINANCIAL STATEMENTS (continued)

undistributed capital gains $58,794,059 and unrealized appreciation $485,754,296.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $2,780,850 and $3,796,386, and long-term capital gains $77,771,414 and $31,160,583, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended October 31, 2022, the Distributor retained $14,324 from commissions earned on sales of the fund’s Class A shares, $2,097 and $991 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The

Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2022, Class C shares were charged $104,235 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, Class A and Class C shares were charged $1,553,035 and $34,745, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2022, the fund was charged $96,683 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4,413.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based

NOTES TO FINANCIAL STATEMENTS (continued)

on net assets, geographic region and transaction activity. During the period ended October 31, 2022, the fund was charged $46,320 pursuant to the custody agreement.

During the period ended October 31, 2022, the fund was charged $17,405 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $518,509, Distribution Plan fees of $9,129, Shareholder Services Plan fees of $114,686, Custodian fees of $15,477, Chief Compliance Officer fees of $5,078 and Transfer Agent fees of $13,673.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2022, amounted to $94,831,364 and $102,396,462, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of October 31, 2022 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Forward contracts	15,103

At October 31, 2022, the cost of investments for federal income tax purposes was $347,796,551; accordingly, accumulated net unrealized appreciation on investments was $485,798,097, consisting of $504,132,607 gross unrealized appreciation and $18,334,510 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Worldwide Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Worldwide Growth Fund, Inc. (the “Fund”), including the statement of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,780,850 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. The fund also hereby reports $5.8322 per share as a long-term capital gain distribution and $.0102 per share as a short-term capital gain distribution paid on December 15, 2021.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on October 24, 2022. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of BNY Mellon Worldwide Growth Fund, Inc., and Fayez Sarofim & Co.	5,387,180	244,167	2,150,323

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 27, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and, at a meeting held on July 21, 2022, the Board considered and approved a new Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The new Sub-Investment Advisory Agreement was considered and approved in order to enable the Sub-Adviser to continue to provide sub-investment advisory services to the Fund after the passing of Fayez Sarofim, the founder and controlling shareholder of the Sub-Adviser at the time of his death, which caused a “change in control” of the Sub-Adviser and triggered an assignment and automatic termination of the fund’s then-existing sub-investment advisory agreement with the Sub-Adviser. The new Sub-Investment Advisory Agreement was approved by fund shareholders on October 24, 2022. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive sessions separate from representatives of the Adviser and the Sub-Adviser. In considering the approval of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meetings and in previous presentations from representatives of the Adviser and the Sub-Adviser regarding the nature, extent, and quality of the services provided to the fund and funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

(including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

At the July 21, 2022 meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the new Sub-Investment Advisory Agreement would not change as a result of the Sub-Adviser’s new ownership structure. The Board members discussed with management the portfolio management strategies of the fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Sub-Adviser’s new ownership structure. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management (with the exception of Mr. Fayez Sarofim) were anticipated to remain the same. The Board also considered that the division of responsibilities between the Adviser and the Sub-Adviser would remain the same as it was under the prior sub-investment advisory agreement with the Sub-Adviser. The Board members also considered the financial resources available to the Sub-Adviser. The fund’s Chief Compliance Officer discussed the compliance infrastructure of the Sub-Adviser. The Board also discussed the acceptability of the terms of the new Sub-Investment Advisory Agreement.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global large-cap growth funds (the “Performance Universe”), all for various periods ended May 31, 2022, with respect to the Board’s consideration of the new Sub-Investment Advisory Agreement at the July 21st meeting, and June 30, 2022, with respect to the Board’s consideration of the Management Agreement at the July 27th meeting, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons in light of overall financial market conditions and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods (ranking in the first quartile for the one-, two-, three-, four- and five-year periods in the Performance Group and Performance Universe). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for the ten-year period and a five star overall rating and for each of the three- and five-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund. At the July 21st meeting, the Board received and considered a profitability analysis of the Sub-Adviser in providing services to the fund and concluded that the profitability results were not excessive, given the services and service levels expected to be provided by the Sub-Adviser under new Sub-Advisory Agreement.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the approval of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Management Agreement and the prior Sub-Investment Advisory Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser and Sub-Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Management Agreement and approve, subject to shareholder approval, the new Sub-Investment Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Peggy C. Davis (79)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (79)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 32

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010&#14

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0070AR1022

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2021 and $48,450 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,376 in 2021 and $9,412 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,222 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $2,740 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,351 in 2021 and $2,231 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,476,929 in 2021 and $2,189,735 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 20, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)